UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 17, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-30575                91-2032368
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On January 17, 2006, Avocent Corporation's Compensation Committee awarded executive bonuses based on its evaluation of each executive's performance during 2005, in recognition of progress made by the Company during the fiscal year and for retention purposes. The Compensation Committee approved discretionary bonuses for Avocent's senior executives including bonuses for the named executive officers based on 2005 compensation as specified on Exhibit 99.2, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number        Description of Exhibit
       --------------        ----------------------
       99.2                  2005 Discretionary Bonus Payments to
                             Named Executive Officers

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVOCENT CORPORATION

Date:  January 23, 2006
                                      By: /s/ Samuel F. Saracino
                                          --------------------------------------
                                           Samuel F. Saracino
                                           Executive Vice President of Legal
                                           and Corporate Affairs,
                                           General Counsel, and Secretary

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
-------                    -----------
99.2                       2005 Discretionary Bonus Payments to
                           Named Executive Officers